Exhibit 10.3

ACKNOWLEDGEMENT

This ACKNOWLEDGMENT AGREEMENT (“Acknowledgment”) is made and entered into as of March 1, 2024, by A SPAC I Acquisition Corp. (the “SPAC” or “Company”), NewGenIvf Limited (the “Target”), and Chardan Capital Markets, LLC (“Chardan”). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to them in the Underwriting Agreement and Registration Rights Agreement of the SPAC.

WHEREAS, the SPAC and Target intend to consummate a SPAC business combination (“Business Combination”), and the Post-Business Combination public company shall be referred to as “Pubco” and its shares of common equity are referred to as “Pubco Common Shares.”

WHEREAS, the SPAC has deferred compensation liabilities to certain service providers, including a Deferred Underwriting Commission due to Chardan in connection with the SPAC’s Initial Public Offering successfully completed in February 2022 (“Chardan Obligation”), which will be due for payment at the closing of the Business Combination (“Closing”).

WHEREAS, the SPAC and Target intend to enter into certain financing arrangement with JAK Opportunities VI LLC and/or its affiliates prior to Closing (“JAK Financings”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.	Closing Commission. Pubco hereby acknowledges and agrees to pay $1,000,000 in cash (“Closing Cash Commission”) to Chardan, and to issue 1,500,000 Pubco Common Shares (“Chardan Shares”) to Chardan on or before the Closing. The Company shall pay the $1,415,000 (“Remaining Deferred Amount”) to Chardan. Such Remaining Deferred Amount shall be offset by (i) any Future Commissions (defined as below) received by Chardan, (ii) any amounts received by Chardan in connection with the sale of the Chardan Shares, (iii) any other amounts paid by the SPAC and/or the Target without engaging Chardan for any additional services. The Remaining Deferred Amount shall be a general obligation of the Pubco.

2.	Registration Rights. Chardan, the SPAC and the Sponsor shall execute a joinder to the Registration Rights Agreement dated February 2022 (“Registration Rights Agreement”), in the form of Exhibit A and Exhibit B hereto, granting Chardan all rights therein to Holders of the Registration Rights Agreement.

3.	Right of First Refusal. For a period of twelve (12) months following the Closing of the Business Combination, the SPAC and Target hereby grant Chardan sole right of first refusal to act as book-running manager and placement agent for any and all its future public and private equity, equity linked and debt offerings (“Future Financings”) of Pubco, excluding JAK Financings.

4.	Future Commission. Chardan shall be entitled to thirty percent (30%) of the gross proceeds from Future Financings of the Pubco post-Closing (“Future Commission”), including the proceeds from JAK Financings (for the avoidance of doubt, excluding the proceeds from the Initial Tranche (as defined below) of the JAK Financings), to offset the Remaining Deferred Amount, until such time as the Remaining Deferred Amount equals to 0.

5.	Lock up. Chardan agrees not to sell or otherwise dispose of any Pubco Common Shares until the earlier of (A) such date as JAK completes the disposal, sale or trade of the Commitment Shares (as defined in the Purchase Agreement) issuable to Initial Tranche (as defined in the Purchase Agreement), and (B) JAK initiates any discussions of the subsequent Tranche under the Purchase Agreement.

If within 6 months of the date hereof, the Remaining Deferred Amount is equal to or below 0, Chardan shall immediately stop any sale of the Chardan Shares and any Chardan Shares still owned by Chardan shall be promptly returned to the Pubco for cancellation. Notwithstanding anything to the contrary, within the 6-month period past the date hereof, Chardan shall only recover no more than the Deferred Underwriting Commission and in the event of the Remaining Deferred Amount being below 0 at any time, Chardan shall promptly repay the surplus amount to Pubco. Chardan further acknowledges that the Chardan Obligation shall be considered to have been satisfied by the fulfilment of the following paragraphs during that 6-month period: 1. Closing Commission, 2. Registration Rights, 3. Right of First Refusal, and 4. Future Commission; provided that, in aggregate, proceeds from performance under these paragraphs total at least the Chardan Obligation.

(Signatures to follow)

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Acknowledgement to be executed and delivered by the undersigned or by its duly authorized officer as of the date first written above.

A SPAC I Acquisition Corp.

By:	/s/ Claudius Tsang
Name:	Claudius Tsang
Title:	CEO

NewGenIvf Limited

By:	/s/ Alfred Siu
Name:	Alfred Siu
Title:	Managing Director

Accepted by:
Chardan Capital Markets, LLC

By:	/s/ George Kaufman
Name:	George Kaufman
Title:	Partner and Head of Investment Banking

EXHIBIT A

JOINDER TO REGISTRATION RIGHTS AGREEMENT

THIS JOINDER TO REGISTRATION RIGHTS AGREEMENT (this “Joinder”) is made and entered into as of March 1, 2024 by the undersigned parties hereto. Reference is hereby made to that certain Registration Rights Agreement, dated as of February 2022 (as it may be amended from time to time, including by this Joinder, the “Agreement”), by and among A SPAC I Acquisition Corp. (“Company”) and the undersigned parties listed under Holders on the signature page (the “Holders”) of the Agreement. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreement.

WITNESSETH THAT:

WHEREAS, pursuant to Section 5.5 of the Agreement, Chardan wishes to become a party to the Agreement and bound by the terms there of in accordance with the terms of the Agreement and this Joinder, and the other parties to the Agreement desire to have Chardan become a party to the Agreement in accordance with the terms of the Agreement and this Joinder; and

WHEREAS, the parties wish to accommodate the Assignment pursuant to the terms and conditions of this Joinder.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Chardan hereby: (i) acknowledges that Chardan has received and reviewed a complete copy of the Agreement, including the exhibits and schedules thereto; and (ii) acknowledges and agrees that upon execution and delivery of this Joinder to the Company and the Sponsor, Chardan shall become a party to the Agreement, and will be fully bound by, and subject to, all of the terms and conditions of the Agreement, as amended or modified by this Joinder, as a party thereunder as though an original party thereto for all purposes of the Agreement.

2.	Chardan agrees to execute and deliver such further instruments and documents and do such further acts as the Company or the Holders may deem reasonably necessary or proper to carry out more effectively the purposes of the Agreement or this Joinder.

3.	THIS JOINDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. This Joinder and the Agreement, together with the other documents or instruments attached hereto or thereto or referenced herein or therein, constitutes the entire agreement by the Chardan with respect to the subject matter of hereof and thereof, and supersedes all prior agreements and understandings, both oral and written, by the Chardan with respect to its subject matter. The terms of this Joinder shall be governed by, enforced, construed and interpreted in a manner consistent with the provisions of the Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Joinder to be executed and delivered by the undersigned or by its duly authorized officer as of the date first written above.

CHARDAN CAPITAL MARKETS, LLC

By:	/s/ George Kaufman
Name:	George Kaufman
Title:	Partner and Head of Investment Banking

Acknowledged and Accepted as of the date first set forth above:

HOLDERS:

THE COMPANY:

A SPAC I Acquisition Corp.
a British Virgin Islands business company

By:	/s/ Claudius Tsang
Name:	Claudius Tsang
Title:	CEO

A SPAC (HOLDINGS) ACQUISITION CORP.
a British Virgin Islands business company

By:	/s/ Claudius Tsang
Name:	Claudius Tsang
Title:	Authorised Signatory

By:	FONG HEI YUE, TINA

/s/ Alfred Siu

By:	SIU WING FUND, Alfred

/s /Tina Fong

Exhibit B

REGISTRATION RIGHTS AGREEMENT